Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2020
2

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	32
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	33
Footnotes	34

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Revenues
Premiums	$10,129	$10,781	$11,920	$9,466	$8,736	$19,534	$18,202
Universal life and investment-type product policy fees	1,412	1,440	1,386	1,431	1,299	2,777	2,730
Net investment income	4,693	4,623	4,644	3,061	4,087	9,601	7,148
Other revenues	478	419	451	439	456	972	895
Net investment gains (losses)	61	161	207	(288)	231	76	(57)
Net derivative gains (losses)	724	1,254	(1,465)	4,201	(710)	839	3,491
Total revenues	17,497	18,678	17,143	18,310	14,099	33,799	32,409

Expenses
Policyholder benefits and claims	9,993	10,648	11,748	9,022	8,667	19,065	17,689
Interest credited to policyholder account balances	1,515	1,500	1,488	80	1,962	3,476	2,042
Policyholder dividends	302	296	313	292	290	602	582
Capitalization of DAC	(837)	(882)	(827)	(774)	(671)	(1,649)	(1,445)
Amortization of DAC and VOBA	689	797	786	788	560	1,313	1,348
Amortization of negative VOBA	(10)	(4)	(9)	(10)	(10)	(20)	(20)
Interest expense on debt	274	223	224	222	232	508	454
Other expenses	3,274	3,309	3,457	3,047	2,872	6,463	5,919
Total expenses	15,200	15,887	17,180	12,667	13,902	29,758	26,569
Income (loss) from continuing operations before provision for income tax	2,297	2,791	(37)	5,643	197	4,041	5,840
Provision for income tax expense (benefit)	551	601	(625)	1,242	47	910	1,289
Income (loss) from continuing operations, net of income tax	1,746	2,190	588	4,401	150	3,131	4,551
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	1,746	2,190	588	4,401	150	3,131	4,551
Less: Net income (loss) attributable to noncontrolling interests	5	6	(5)	3	5	9	8
Net income (loss) attributable to MetLife, Inc.	1,741	2,184	593	4,398	145	3,122	4,543
Less: Preferred stock dividends	57	32	57	32	77	89	109
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,684	$2,152	$536	$4,366	$68	$3,033	$4,434

Premiums, fees and other revenues	$12,019	$12,640	$13,757	$11,336	$10,491	$23,283	$21,827

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,684	$2,152	$536	$4,366	$68
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	61	161	207	(288)	231
Less: Net derivative gains (losses)	724	1,254	(1,465)	4,201	(710)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(179)	(107)	(418)	(65)	(357)
Less: Provision for income tax (expense) benefit	(236)	(340)	373	(928)	151
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	5	6	(5)	3	5
Adjusted earnings available to common shareholders	1,319	1,190	1,834	1,449	758
Less: Total notable items (2)	(70)	(248)	420	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,389	$1,438	$1,414	$1,449	$758

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.77	$2.30	$0.58	$4.75	$0.07
Less: Net investment gains (losses)	0.06	0.17	0.22	(0.31)	0.25
Less: Net derivative gains (losses)	0.76	1.34	(1.58)	4.57	(0.78)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.18)	(0.11)	(0.45)	(0.08)	(0.39)
Less: Provision for income tax (expense) benefit	(0.24)	(0.36)	0.40	(1.01)	0.17
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	(0.01)	—	0.01
Adjusted earnings available to common shareholders per diluted common share	1.38	1.27	1.98	1.58	0.83
Less: Total notable items per diluted common share (2)	(0.07)	(0.26)	0.45	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.46	$1.54	$1.53	$1.58	$0.83

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$(160)	$—	$—	$—
Expense initiative costs	(70)	(88)	(119)	—	—
Interest on tax adjustments	—	—	64	—	—
Tax adjustments	—	—	475	—	—
Total notable items	$(70)	$(248)	$420	$—	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$(0.17)	$—	$—	$—
Expense initiative costs	$(0.07)	$(0.09)	$(0.13)	$—	$—
Interest on tax adjustments	$—	$—	$0.07	$—	$—
Tax adjustments	$—	$—	$0.51	$—	$—
Total notable items	$(0.07)	$(0.26)	$0.45	$—	$—

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Weighted average common shares outstanding - diluted	952.9	936.4	925.7	920.0	913.1

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3) Calculated on a standalone basis and may not equal the result of (i) adjusted earnings available to common shareholders per diluted common share less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Book value per common share (1)	$64.61	$70.71	$68.62	$72.62	$78.65
Book value per common share, excluding AOCI other than FCTA (1)	$47.09	$48.56	$48.97	$52.36	$52.27
Book value per common share - tangible common stockholders' equity (1)	$37.09	$38.52	$38.86	$42.33	$42.16

	For the Three Months Ended
Unaudited	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Return on MetLife, Inc.'s (2):
Common stockholders' equity	11.6%	13.7%	3.4%	27.1%	0.4%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	9.1%	7.6%	11.5%	9.0%	4.4%
Common stockholders' equity, excluding AOCI other than FCTA	12.1%	10.7%	16.4%	12.6%	6.4%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	12.7%	12.9%	12.6%	12.6%	6.4%
Tangible common stockholders' equity	15.5%	13.7%	20.7%	15.8%	8.0%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Common shares outstanding, beginning of period	950.2	935.9	919.6	915.3	907.6
Share repurchases	(15.8)	(17.1)	(5.1)	(10.6)	—
Newly issued shares	1.5	0.8	0.8	2.9	—
Common shares outstanding, end of period	935.9	919.6	915.3	907.6	907.6

Weighted average common shares outstanding - basic	946.2	929.6	918.7	914.1	908.8
Dilutive effect of the exercise or issuance of stock-based awards	6.7	6.8	7.0	5.9	4.3
Weighted average common shares outstanding - diluted	952.9	936.4	925.7	920.0	913.1

MetLife Policyholder Trust Shares	144.3	142.8	140.7	139.2	138.4

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3) Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Total revenues	$17,497	$18,678	$17,143	$18,310	$14,099	$33,799	$32,409
Less: Net investment gains (losses)	61	161	207	(288)	231	76	(57)
Less: Net derivative gains (losses)	724	1,254	(1,465)	4,201	(710)	839	3,491
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	20	59	18	18	5	20	23
Less: Other adjustments to revenues:
GMIB fees	28	27	26	26	25	55	51
Investment hedge adjustments	(118)	(121)	(125)	(138)	(188)	(223)	(326)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	261	250	228	(1,140)	818	997	(322)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(2)	(5)	(4)	(1)	(8)	(5)
Settlement of foreign currency earnings hedges	2	3	2	—	—	4	—
TSA fees	69	69	40	42	39	137	81
Divested businesses	—	60	63	56	35	—	91
Total adjusted revenues	$16,454	$16,918	$18,154	$15,537	$13,845	$31,902	$29,382

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Net investment income	$4,693	$4,623	$4,644	$3,061	$4,087	$9,601	$7,148
Less: Adjustments to net investment income:
Investment hedge adjustments	(118)	(121)	(125)	(138)	(188)	(223)	(326)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	261	250	228	(1,140)	818	997	(322)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(2)	(5)	(4)	(1)	(8)	(5)
Divested businesses	—	23	24	22	14	—	36
Adjusted net investment income	$4,554	$4,473	$4,522	$4,321	$3,444	$8,835	$7,765

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Variable investment income (Included in net investment income above)	$334	$326	$327	$351	$(555)	$508	$(204)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Premiums, fees and other revenues	$12,019	$12,640	$13,757	$11,336	$10,491	$23,283	$21,827
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	20	59	18	18	5	20	23
GMIB fees	28	27	26	26	25	55	51
Settlement of foreign currency earnings hedges	2	3	2	—	—	4	—
TSA fees	69	69	40	42	39	137	81
Divested businesses	—	37	39	34	21	—	55
Adjusted premiums, fees and other revenues	$11,900	$12,445	$13,632	$11,216	$10,401	$23,067	$21,617
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,708	$12,262	$13,490	$11,124	$10,401

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Total expenses	$15,200	$15,887	$17,180	$12,667	$13,902	$29,758	$26,569
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(5)	39	106	30	(6)	(29)	24
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	—	9	10	9	9	—	18
Inflation and pass-through adjustments	84	87	(6)	48	106	163	154
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	36	(47)	105	(128)	85	85	(43)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	(11)	3	8	11	21	(15)	32
PAB hedge adjustments	(6)	(5)	(5)	(5)	(2)	(9)	(7)
Unit-linked contract costs	257	223	240	(1,138)	796	973	(342)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(6)	(8)	5	(3)	(7)	(12)	(10)
Regulatory implementation costs	7	5	3	2	—	10	2
Acquisition, integration and other costs	6	8	7	6	—	29	6
TSA fees	69	69	40	42	39	137	81
Divested businesses	6	69	152	51	49	6	100
Total adjusted expenses	$14,763	$15,435	$16,515	$13,742	$12,812	$28,420	$26,554

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Capitalization of DAC	$(837)	$(882)	$(827)	$(774)	$(671)	$(1,649)	$(1,445)
Less: Divested businesses	—	(11)	(9)	(3)	(2)	—	(5)
Adjusted capitalization of DAC	$(837)	$(871)	$(818)	$(771)	$(669)	$(1,649)	$(1,440)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Other expenses	$3,274	$3,309	$3,457	$3,047	$2,872	$6,463	$5,919
Less: Noncontrolling interest	(6)	(8)	5	(3)	(7)	(12)	(10)
Less: Regulatory implementation costs	7	5	3	2	—	10	2
Less: Acquisition, integration and other costs	6	8	7	6	—	29	6
Less: TSA fees	69	69	40	42	39	137	81
Less: Divested businesses	6	36	116	19	23	6	42
Adjusted other expenses	$3,192	$3,199	$3,286	$2,981	$2,817	$6,293	$5,798
Adjusted other expenses on a constant currency basis	$3,130	$3,131	$3,229	$2,949	$2,817

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Other expenses	$3,274	$3,309	$3,457	$3,047	$2,872	$6,463	$5,919
Capitalization of DAC	(837)	(882)	(827)	(774)	(671)	(1,649)	(1,445)
Other expenses, net of capitalization of DAC	$2,437	$2,427	$2,630	$2,273	$2,201	$4,814	$4,474

Premiums, fees and other revenues	$12,019	$12,640	$13,757	$11,336	$10,491	$23,283	$21,827

Expense ratio	20.3%	19.2%	19.1%	20.1%	21.0%	20.7%	20.5%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Adjusted other expenses by major category
Direct expenses	$1,485	$1,475	$1,597	$1,344	$1,287	$2,905	$2,631
Pension, postretirement and postemployment benefit costs	57	57	63	39	37	113	76
Premium taxes, other taxes, and licenses & fees	174	164	165	193	176	344	369
Commissions and other variable expenses	1,476	1,503	1,461	1,405	1,317	2,931	2,722
Adjusted other expenses	3,192	3,199	3,286	2,981	2,817	6,293	5,798
Adjusted capitalization of DAC	(837)	(871)	(818)	(771)	(669)	(1,649)	(1,440)
Adjusted other expenses, net of adjusted capitalization of DAC	2,355	2,328	2,468	2,210	2,148	4,644	4,358
Less: Total notable items related to adjusted other expenses (1)	88	111	69	—	—	158	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,267	$2,217	$2,399	$2,210	$2,148	$4,486	$4,358

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Employee related costs	$916	$871	$948	$866	$840	$1,838	$1,706
Third party staffing costs	419	422	536	343	300	794	643
General and administrative expenses	150	182	113	135	147	273	282
Direct expenses	1,485	1,475	1,597	1,344	1,287	2,905	2,631
Less: Total notable items related to direct expenses (1)	88	111	69	—	—	158	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,397	$1,364	$1,528	$1,344	$1,287	$2,747	$2,631

Adjusted other expenses, net of adjusted capitalization of DAC	$2,355	$2,328	$2,468	$2,210	$2,148	$4,644	$4,358
Less: Total notable items related to adjusted other expenses (1)	88	111	69	—	—	158	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,267	$2,217	$2,399	$2,210	$2,148	$4,486	$4,358

Adjusted premiums, fees and other revenues	$11,900	$12,445	$13,632	$11,216	$10,401	$23,067	$21,617
Less: PRT	556	1,293	2,499	(9)	(6)	554	(15)
Adjusted premiums, fees and other revenues, excluding PRT	$11,344	$11,152	$11,133	$11,225	$10,407	$22,513	$21,632

Direct expense ratio	12.5%	11.9%	11.7%	12.0%	12.4%	12.6%	12.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.3%	12.2%	13.7%	12.0%	12.4%	12.2%	12.2%

Adjusted expense ratio	19.8%	18.7%	18.1%	19.7%	20.7%	20.1%	20.2%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.0%	19.9%	21.5%	19.7%	20.6%	19.9%	20.1%

(1) Notable items are related to “interest on tax adjustments” and “expense initiative costs”. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$318,689	$326,049	$327,820	$326,685	$340,005
Equity securities, at estimated fair value	1,476	1,341	1,342	1,050	1,105
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,000	12,671	13,102	11,145	11,911
Mortgage loans	77,997	78,959	80,529	81,344	82,890
Policy loans	9,705	9,671	9,680	9,638	9,639
Real estate and real estate joint ventures	10,326	10,246	10,741	11,250	11,524
Other limited partnership interests	7,054	7,441	7,716	8,230	7,794
Short-term investments, principally at estimated fair value	2,811	3,536	3,850	5,930	5,345
Other invested assets	20,036	21,979	19,015	27,839	24,731
Total investments	461,094	471,893	473,795	483,111	494,944
Cash and cash equivalents, principally at estimated fair value	18,435	19,452	16,598	24,094	24,289
Accrued investment income	3,535	3,561	3,523	3,828	3,388
Premiums, reinsurance and other receivables	20,425	20,723	20,443	21,224	20,848
Deferred policy acquisition costs and value of business acquired	17,880	17,382	17,833	17,254	16,353
Current income tax recoverable	97	—	—	—	—
Goodwill	9,408	9,278	9,308	9,159	9,245
Other assets	10,029	10,166	10,518	10,617	11,173
Separate account assets	191,264	190,357	188,445	168,454	187,343
Total assets	$732,167	$742,812	$740,463	$737,741	$767,583

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,139	$193,310	$194,909	$193,106	$196,522
Policyholder account balances	190,033	189,060	192,627	193,875	198,147
Other policy-related balances	16,815	16,960	17,171	16,755	16,870
Policyholder dividends payable	689	692	681	654	670
Policyholder dividend obligation	1,834	2,370	2,020	1,677	2,798
Payables for collateral under securities loaned and other transactions	25,354	28,443	26,745	35,530	34,133
Short-term debt	158	142	235	298	303
Long-term debt	13,346	13,443	13,466	14,510	14,513
Collateral financing arrangements	1,026	1,013	993	981	968
Junior subordinated debt securities	3,149	3,149	3,150	3,151	3,151
Current income tax payable	—	31	363	708	928
Deferred income tax liability	8,766	10,153	9,097	10,009	11,334
Other liabilities	24,548	25,070	24,179	27,570	23,963
Separate account liabilities	191,264	190,357	188,445	168,454	187,343
Total liabilities	668,121	674,193	674,081	667,278	691,643

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,602	32,639	32,680	33,711	33,728
Retained earnings	31,209	32,948	33,078	36,919	36,568
Treasury stock, at cost	(11,643)	(12,428)	(12,678)	(13,178)	(13,178)
Accumulated other comprehensive income (loss)	11,631	15,197	13,052	12,757	18,563
Total MetLife, Inc.'s stockholders' equity	63,811	68,368	66,144	70,221	75,693
Noncontrolling interests	235	251	238	242	247
Total equity	64,046	68,619	66,382	70,463	75,940
Total liabilities and equity	$732,167	$742,812	$740,463	$737,741	$767,583

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$393	$464	$416	$401	$319
RETIREMENT AND INCOME SOLUTIONS	442	357	404	452	240
PROPERTY & CASUALTY	84	67	27	134	101
TOTAL U.S.	$919	$888	$847	$987	$660
ASIA	516	501	468	491	361
LATIN AMERICA	216	220	204	139	188
EMEA	99	74	71	99	137
METLIFE HOLDINGS	372	183	333	344	19
CORPORATE & OTHER	(431)	(383)	(284)	(265)	(332)
Total adjusted earnings before provision for income tax	$1,691	$1,483	$1,639	$1,795	$1,033

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$82	$98	$87	$89	$71
RETIREMENT AND INCOME SOLUTIONS	91	73	83	93	48
PROPERTY & CASUALTY	14	10	2	25	18
TOTAL U.S.	$187	$181	$172	$207	$137
ASIA	157	152	127	141	105
LATIN AMERICA	57	65	43	44	56
EMEA	22	21	5	21	21
METLIFE HOLDINGS	73	34	64	67	(1)
CORPORATE & OTHER	(181)	(192)	(663)	(166)	(120)
Total provision for income tax expense (benefit)	$315	$261	$(252)	$314	$198

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$311	$366	$329	$312	$248
RETIREMENT AND INCOME SOLUTIONS	351	284	321	359	192
PROPERTY & CASUALTY	70	57	25	109	83
TOTAL U.S.	$732	$707	$675	$780	$523
ASIA	359	349	341	350	256
LATIN AMERICA	159	155	161	95	132
EMEA	77	53	66	78	116
METLIFE HOLDINGS	299	149	269	277	20
CORPORATE & OTHER (1)	(307)	(223)	322	(131)	(289)
Total adjusted earnings available to common shareholders (1)	$1,319	$1,190	$1,834	$1,449	$758

(1) Includes impact of preferred stock dividends of $57 million, $32 million, $57 million, $32 million and $77 million for the three months ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

U.S.
GROUP BENEFITS	44.2%	52.0%	46.7%	43.1%	34.3%
RETIREMENT AND INCOME SOLUTIONS	23.9%	19.3%	21.9%	23.2%	12.4%
PROPERTY & CASUALTY	13.9%	11.3%	5.0%	21.9%	16.7%
TOTAL U.S.	27.3%	26.4%	25.2%	28.2%	18.9%
ASIA	10.1%	9.8%	9.6%	9.8%	7.2%
LATIN AMERICA	21.5%	20.9%	21.7%	12.4%	17.2%
EMEA	11.0%	7.6%	9.4%	10.9%	16.3%
METLIFE HOLDINGS	12.5%	6.2%	11.2%	11.2%	0.8%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

U.S.	31.0%	30.0%	28.6%	32.4%	21.8%
ASIA	15.3%	14.9%	14.6%	14.8%	10.9%
LATIN AMERICA	35.5%	34.6%	36.0%	20.3%	28.1%
EMEA	19.8%	13.8%	16.8%	19.2%	28.6%
METLIFE HOLDINGS	14.0%	7.1%	12.5%	12.5%	1.1%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2019	2020	2019	2020
U.S.
GROUP BENEFITS		$2,817	$2,896
RETIREMENT AND INCOME SOLUTIONS		5,876	6,187
PROPERTY & CASUALTY		2,020	1,991
TOTAL U.S.		$10,713	$11,074	$9,447	$9,652
ASIA		$14,274	$14,313	$9,396	$9,490
LATIN AMERICA		$2,965	$3,074	$1,791	$1,876
EMEA		$2,802	$2,855	$1,595	$1,649
METLIFE HOLDINGS		$9,599	$9,893	$8,715	$9,022

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
U.S.	$1	$1	$—	$1	$2
ASIA	$1	$1	$2	$1	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$1	$1	$2
METLIFE HOLDINGS	$5	$5	$3	$4	$4

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$6,234	$6,903	$8,097	$5,674	$5,184	$11,801	$10,858
Universal life and investment-type product policy fees	274	264	270	275	268	544	543
Net investment income	1,795	1,760	1,747	1,766	1,425	3,514	3,191
Other revenues	223	224	219	240	240	444	480
Total adjusted revenues	8,526	9,151	10,333	7,955	7,117	16,303	15,072

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,101	6,759	7,932	5,435	5,038	11,474	10,473
Interest credited to policyholder account balances	504	507	472	458	412	1,005	870
Capitalization of DAC	(127)	(131)	(112)	(112)	(122)	(241)	(234)
Amortization of DAC and VOBA	117	121	123	119	115	231	234
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	3	2	2	2	5	4
Other expenses	1,009	1,004	1,069	1,066	1,012	2,002	2,078
Total adjusted expenses	7,607	8,263	9,486	6,968	6,457	14,476	13,425
Adjusted earnings before provision for income tax	919	888	847	987	660	1,827	1,647
Provision for income tax expense (benefit)	187	181	172	207	137	371	344
Adjusted earnings	732	707	675	780	523	1,456	1,303
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$732	$707	$675	$780	$523	$1,456	$1,303

Adjusted premiums, fees and other revenues	$6,731	$7,391	$8,586	$6,189	$5,692	$12,789	$11,881
Less: PRT	556	1,293	2,499	(9)	(6)	554	(15)
Adjusted premiums, fees and other revenues, excluding PRT	$6,175	$6,098	$6,087	$6,198	$5,698	$12,235	$11,896

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$4,247	$4,239	$4,217	$4,487	$3,989	$8,455	$8,476
Universal life and investment-type product policy fees	203	198	194	204	200	397	404
Net investment income	292	293	297	277	277	572	554
Other revenues	144	145	143	160	157	287	317
Total adjusted revenues	4,886	4,875	4,851	5,128	4,623	9,711	9,751

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,812	3,724	3,685	3,973	3,602	7,523	7,575
Interest credited to policyholder account balances	39	42	37	34	31	78	65
Capitalization of DAC	(6)	(9)	(5)	(7)	(6)	(14)	(13)
Amortization of DAC and VOBA	8	8	10	7	7	17	14
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	—	—	—	1	—
Other expenses	639	646	708	720	670	1,280	1,390
Total adjusted expenses	4,493	4,411	4,435	4,727	4,304	8,885	9,031
Adjusted earnings before provision for income tax	393	464	416	401	319	826	720
Provision for income tax expense (benefit)	82	98	87	89	71	173	160
Adjusted earnings	311	366	329	312	248	653	560
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$311	$366	$329	$312	$248	$653	$560

Adjusted premiums, fees and other revenues	$4,594	$4,582	$4,554	$4,851	$4,346	$9,139	$9,197

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$1,075	$1,739	$2,955	$275	$367	$1,536	$642
Universal life and investment-type product policy fees	71	66	76	71	68	147	139
Net investment income	1,458	1,419	1,409	1,444	1,126	2,853	2,570
Other revenues	74	73	73	71	76	146	147
Total adjusted revenues	2,678	3,297	4,513	1,861	1,637	4,682	3,498

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,647	2,361	3,550	870	909	2,718	1,779
Interest credited to policyholder account balances	465	465	435	424	381	927	805
Capitalization of DAC	(12)	(5)	—	(8)	(12)	(20)	(20)
Amortization of DAC and VOBA	7	5	6	8	5	12	13
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	2	2	4	4
Other expenses	127	111	116	113	112	241	225
Total adjusted expenses	2,236	2,940	4,109	1,409	1,397	3,882	2,806
Adjusted earnings before provision for income tax	442	357	404	452	240	800	692
Provision for income tax expense (benefit)	91	73	83	93	48	164	141
Adjusted earnings	351	284	321	359	192	636	551
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$351	$284	$321	$359	$192	$636	$551

Adjusted premiums, fees and other revenues	$1,220	$1,878	$3,104	$417	$511	$1,829	$928
Less: PRT	556	1,293	2,499	(9)	(6)	554	(15)
Adjusted premiums, fees and other revenues, excluding PRT	$664	$585	$605	$426	$517	$1,275	$943

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$912	$925	$925	$912	$828	$1,810	$1,740
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	45	48	41	45	22	89	67
Other revenues	5	6	3	9	7	11	16
Total adjusted revenues	962	979	969	966	857	1,910	1,823

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	642	674	697	592	527	1,233	1,119
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(109)	(117)	(107)	(97)	(104)	(207)	(201)
Amortization of DAC and VOBA	102	108	107	104	103	202	207
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	243	247	245	233	230	481	463
Total adjusted expenses	878	912	942	832	756	1,709	1,588
Adjusted earnings before provision for income tax	84	67	27	134	101	201	235
Provision for income tax expense (benefit)	14	10	2	25	18	34	43
Adjusted earnings	70	57	25	109	83	167	192
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$70	$57	$25	$109	$83	$167	$192

Adjusted premiums, fees and other revenues	$917	$931	$928	$921	$835	$1,821	$1,756

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$18,926	$18,965	$18,963	$18,965	$18,935
Premiums and deposits	5,081	5,051	5,001	5,327	5,220
Surrenders and withdrawals	(619)	(638)	(592)	(625)	(537)
Benefit payments	(3,887)	(3,798)	(3,757)	(4,072)	(3,655)
Net flows	575	615	652	630	1,028
Net transfers from (to) separate account	—	—	—	—	5
Interest	152	149	145	138	130
Policy charges	(150)	(145)	(149)	(146)	(149)
Other	(538)	(621)	(646)	(652)	(284)
Balance, end of period	$18,965	$18,963	$18,965	$18,935	$19,665

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$902	$925	$905	$970	$793
Premiums and deposits	64	62	65	64	64
Surrenders and withdrawals	(18)	(28)	(18)	(19)	(12)
Benefit payments	(1)	(1)	(1)	—	(1)
Net flows	45	33	46	45	51
Investment performance	34	1	74	(162)	160
Net transfers from (to) general account	—	—	—	—	(5)
Policy charges	(54)	(53)	(54)	(55)	(55)
Other	(2)	(1)	(1)	(5)	1
Balance, end of period	$925	$905	$970	$793	$945

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$314	$316	$363	$354	$326
Pension, postretirement and postemployment benefit costs	15	15	19	5	4
Premium taxes, other taxes, and licenses & fees	67	62	66	88	89
Commissions and other variable expenses	243	253	260	273	251
Adjusted other expenses	$639	$646	$708	$720	$670

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Group Life (2)
Adjusted premiums, fees and other revenues	$1,805	$1,846	$1,858	$1,920	$1,943
Mortality ratio	85.3%	87.0%	85.4%	87.9%	95.9%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,820	$1,830	$1,849	$1,959	$1,376
Interest adjusted benefit ratio (4)	75.4%	70.3%	71.4%	71.7%	58.5%

(1) Results are derived from insurance contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$115,419	$118,073	$118,134	$121,853	$124,174
Premiums and deposits	17,898	21,104	21,132	20,967	22,473
Surrenders and withdrawals	(16,582)	(21,018)	(17,718)	(17,441)	(20,125)
Benefit payments	(1,021)	(1,100)	(1,040)	(1,132)	(1,176)
Net flows	295	(1,014)	2,374	2,394	1,172
Net transfers from (to) separate account	—	—	—	—	—
Interest	1,051	1,053	1,029	1,032	988
Policy charges	(46)	(47)	(23)	(43)	(42)
Other	1,354	69	339	(1,062)	2,738
Balance, end of period	$118,073	$118,134	$121,853	$124,174	$129,030

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$73,691	$76,596	$78,346	$74,959	$76,838
Premiums and deposits	1,469	1,472	1,681	4,051	2,167
Surrenders and withdrawals (1)	(1,780)	(1,461)	(4,360)	(2,729)	(2,319)
Benefit payments	(29)	(21)	(27)	(34)	(24)
Net flows	(340)	(10)	(2,706)	1,288	(176)
Investment performance	2,184	1,508	865	(414)	3,618
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(75)	(83)	(85)	(80)	(83)
Other	1,136	335	(1,461)	1,085	1,289
Balance, end of period	$76,596	$78,346	$74,959	$76,838	$81,486

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$26,501	$27,219	$28,098	$30,341	$33,588
Premiums and deposits (1)	770	1,054	3,019	3,906	1,424
Surrenders and withdrawals	(236)	(369)	(985)	(863)	(318)
Net flows	534	685	2,034	3,043	1,106
Interest	184	194	209	204	227
Balance, end of period	$27,219	$28,098	$30,341	$33,588	$34,921

(1) Includes $102 million, $20 million, $2.4 billion, $0 and $0 of transfers from separate account GICs to synthetic GICs at June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$64	$56	$61	$61	$56
Pension, postretirement and postemployment benefit costs	3	2	3	2	1
Premium taxes, other taxes, and licenses & fees	9	4	12	8	4
Commissions and other variable expenses	51	49	40	42	51
Adjusted other expenses	$127	$111	$116	$113	$112

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Investment income yield excluding variable investment income yield	4.50%	4.43%	4.32%	4.24%	4.02%
Variable investment income yield	0.35%	0.23%	0.23%	0.31%	(0.60)%
Total investment income yield	4.85%	4.66%	4.55%	4.55%	3.42%
Average crediting rate	3.66%	3.64%	3.49%	3.41%	3.17%
Annualized general account spread	1.19%	1.02%	1.06%	1.14%	0.25%

Annualized general account spread excluding variable investment income yield	0.84%	0.79%	0.83%	0.83%	0.85%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$100	$101	$105	$94	$89
Pension, postretirement and postemployment benefit costs	2	2	3	1	1
Premium taxes, other taxes, and licenses & fees	27	24	23	21	25
Commissions and other variable expenses	114	120	114	117	115
Adjusted other expenses	$243	$247	$245	$233	$230

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Net Written Premiums by Product
Auto	$615	$623	$576	$564	$517
Homeowners & Other	347	354	321	283	333
Total	$962	$977	$897	$847	$850
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$912	$925	$925	$912	$828
Loss and loss adjustment expense ratio	70.4%	72.9%	75.3%	64.9%	63.7%
Other expense ratio	25.7%	25.5%	26.3%	26.1%	27.4%
Total combined ratio	96.1%	98.4%	101.6%	91.0%	91.1%

Effect of catastrophe losses	8.6%	7.6%	1.4%	4.7%	13.7%
Combined ratio excluding catastrophes	87.5%	90.8%	100.2%	86.3%	77.4%
Prior year development	(0.6)%	(0.6)%	6.3%	2.7%	0.8%
Combined ratio excluding catastrophes and prior year development before provision for income tax	88.1%	91.4%	93.9%	83.6%	76.6%
Auto
Net earned premium	$598	$603	$599	$588	$512
Loss and loss adjustment expense ratio	67.8%	73.8%	92.8%	64.8%	52.4%
Other expense ratio	25.2%	24.9%	25.8%	25.2%	27.3%
Total combined ratio	93.0%	98.7%	118.6%	90.0%	79.7%

Effect of catastrophe losses	1.7%	2.1%	0.3%	0.5%	1.3%
Combined ratio excluding catastrophes	91.3%	96.6%	118.3%	89.5%	78.4%
Prior year development	(0.7)%	(0.8)%	10.9%	(0.1)%	1.4%
Combined ratio excluding catastrophes and prior year development before provision for income tax	92.0%	97.4%	107.4%	89.6%	77.0%
Homeowners & Other
Net earned premium	$314	$322	$326	$324	$316
Loss and loss adjustment expense ratio	75.4%	71.2%	43.2%	65.1%	82.1%
Other expense ratio	26.7%	26.6%	27.1%	27.8%	27.4%
Total combined ratio	102.1%	97.8%	70.3%	92.9%	109.5%

Effect of catastrophe losses	21.6%	17.9%	3.5%	12.3%	33.9%
Combined ratio excluding catastrophes	80.5%	79.9%	66.8%	80.6%	75.6%
Prior year development	(0.2)%	(0.3)%	(2.0)%	8.0%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	80.7%	80.2%	68.8%	72.6%	75.8%
Catastrophe Losses Before Provision for Income Tax
Auto	$10	$13	$2	$3	$6
Homeowners & Other	68	57	11	40	107
Total	$78	$70	$13	$43	$113

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$1,631	$1,654	$1,648	$1,636	$1,584	$3,330	$3,220
Universal life and investment-type product policy fees	419	430	419	430	420	825	850
Net investment income	944	915	952	937	767	1,824	1,704
Other revenues	13	14	13	14	14	29	28
Total adjusted revenues	3,007	3,013	3,032	3,017	2,785	6,008	5,802

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,279	1,264	1,323	1,321	1,255	2,598	2,576
Interest credited to policyholder account balances	424	440	443	445	447	827	892
Capitalization of DAC	(472)	(498)	(464)	(421)	(351)	(951)	(772)
Amortization of DAC and VOBA	312	353	316	315	284	619	599
Amortization of negative VOBA	(7)	(2)	(7)	(8)	(8)	(16)	(16)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	955	955	953	874	797	1,910	1,671
Total adjusted expenses	2,491	2,512	2,564	2,526	2,424	4,987	4,950
Adjusted earnings before provision for income tax	516	501	468	491	361	1,021	852
Provision for income tax expense (benefit)	157	152	127	141	105	306	246
Adjusted earnings	359	349	341	350	256	715	606
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$359	$349	$341	$350	$256	$715	$606

Adjusted premiums, fees and other revenues	$2,063	$2,098	$2,080	$2,080	$2,018	$4,184	$4,098

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Adjusted premiums, fees and other revenues	$2,063	$2,098	$2,080	$2,080	$2,018

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,073	$2,082	$2,081	$2,092	$2,018
Add: Operating joint ventures, on a constant currency basis (1), (2)	269	244	273	271	260
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,342	$2,326	$2,354	$2,363	$2,278

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$332	$316	$343	$321	$309
Pension, postretirement and postemployment benefit costs	23	23	23	23	24
Premium taxes, other taxes, and licenses & fees	43	43	51	40	34
Commissions and other variable expenses	557	573	536	490	430
Adjusted other expenses	$955	$955	$953	$874	$797
Adjusted other expenses, net of adjusted capitalization of DAC	$483	$457	$489	$453	$446

Adjusted other expenses on a constant currency basis	$962	$948	$953	$880	$797
Add: Operating joint ventures, on a constant currency basis (1), (2)	105	102	109	92	102
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$1,067	$1,050	$1,062	$972	$899
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$555	$522	$562	$522	$517

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Japan:
Life	$163	$169	$156	$174	$101
Accident & Health	105	91	93	79	50
Annuities	135	122	65	61	29
Other	2	4	5	2	2
Total Japan	405	386	319	316	182
Other Asia	195	265	201	188	155
Total sales	$600	$651	$520	$504	$337

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Adjusted earnings available to common shareholders	$359	$349	$341	$350	$256
Adjusted earnings available to common shareholders, on a constant currency basis	$353	$345	$337	$350	$256

(1) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES (1)

Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

GA AUM	$127,809	$131,309	$130,861	$131,521	$134,769
GA AUM (at amortized cost)	$116,009	$117,917	$119,044	$120,490	$121,429

GA AUM (at amortized cost), on a constant currency basis	$115,321	$118,316	$118,817	$122,362	$121,429
Add: Operating joint ventures, on a constant currency basis (2)	4,083	4,253	4,505	4,682	4,900
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$119,404	$122,569	$123,322	$127,044	$126,329

(1) In June 2020, MetLife completed the sale of MetLife Limited and Metropolitan Life Insurance Company of Hong Kong Limited (collectively, “MetLife Hong Kong”) to a third party. The GA AUM (at amortized cost) related to MetLife Hong Kong was historically reported in the Asia segment and is reflected in the above table for the periods through March 31, 2020. The GA AUM (at amortized cost) disposed in the sale was $2,226 million at June 30, 2020.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$773	$703	$601	$640	$489	$1,419	$1,129
Universal life and investment-type product policy fees	280	256	274	270	238	564	508
Net investment income	360	295	320	218	260	656	478
Other revenues	11	8	13	11	10	23	21
Total adjusted revenues	1,424	1,262	1,208	1,139	997	2,662	2,136

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	790	656	580	610	449	1,387	1,059
Interest credited to policyholder account balances	86	74	78	70	56	180	126
Capitalization of DAC	(100)	(102)	(100)	(100)	(74)	(194)	(174)
Amortization of DAC and VOBA	79	58	76	74	70	157	144
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	1	1	2	2
Other expenses	352	356	369	345	307	718	652
Total adjusted expenses	1,208	1,042	1,004	1,000	809	2,250	1,809
Adjusted earnings before provision for income tax	216	220	204	139	188	412	327
Provision for income tax expense (benefit)	57	65	43	44	56	119	100
Adjusted earnings	159	155	161	95	132	293	227
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$159	$155	$161	$95	$132	$293	$227

Adjusted premiums, fees and other revenues	$1,064	$967	$888	$921	$737	$2,006	$1,658

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$134	$130	$145	$129	$119
Pension, postretirement and postemployment benefit costs	1	1	2	2	1
Premium taxes, other taxes, and licenses & fees	14	15	14	15	8
Commissions and other variable expenses	203	210	208	199	179
Adjusted other expenses	$352	$356	$369	$345	$307
Adjusted other expenses, net of adjusted capitalization of DAC	$252	$254	$269	$245	$233
Adjusted other expenses on a constant currency basis	$294	$303	$322	$313	$307
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$211	$217	$236	$224	$233

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Mexico	$69	$69	$83	$105	$57
Chile	79	76	60	82	39
All other	40	43	61	45	32
Total sales	$188	$188	$204	$232	$128

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Adjusted premiums, fees and other revenues	$1,064	$967	$888	$921	$737
Adjusted earnings available to common shareholders	$159	$155	$161	$95	$132

Adjusted premiums, fees and other revenues, on a constant currency basis	$882	$815	$764	$831	$737
Adjusted earnings available to common shareholders, on a constant currency basis	$128	$127	$138	$77	$132

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$551	$526	$558	$568	$557	$1,093	$1,125
Universal life and investment-type product policy fees	105	117	98	116	92	208	208
Net investment income	73	73	71	69	63	147	132
Other revenues	13	13	14	13	11	27	24
Total adjusted revenues	742	729	741	766	723	1,475	1,489

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	292	291	309	310	263	576	573
Interest credited to policyholder account balances	23	25	26	27	27	47	54
Capitalization of DAC	(126)	(128)	(134)	(130)	(115)	(243)	(245)
Amortization of DAC and VOBA	107	128	101	130	85	199	215
Amortization of negative VOBA	(3)	(2)	(2)	(2)	(2)	(4)	(4)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	350	341	370	332	328	688	660
Total adjusted expenses	643	655	670	667	586	1,263	1,253
Adjusted earnings before provision for income tax	99	74	71	99	137	212	236
Provision for income tax expense (benefit)	22	21	5	21	21	49	42
Adjusted earnings	77	53	66	78	116	163	194
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$77	$53	$66	$78	$116	$163	$194

Adjusted premiums, fees and other revenues	$669	$656	$670	$697	$660	$1,328	$1,357

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$128	$115	$142	$110	$110
Pension, postretirement and postemployment benefit costs	2	2	1	2	2
Premium taxes, other taxes, and licenses & fees	7	7	6	7	8
Commissions and other variable expenses	213	217	221	213	208
Adjusted other expenses	$350	$341	$370	$332	$328
Adjusted other expenses, net of adjusted capitalization of DAC	$224	$213	$236	$202	$213
Adjusted other expenses on a constant currency basis	$339	$333	$360	$326	$328
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$218	$209	$232	$200	$213

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Adjusted premiums, fees and other revenues	$669	$656	$670	$697	$660
Adjusted earnings available to common shareholders	$77	$53	$66	$78	$116

Adjusted premiums, fees and other revenues, on a constant currency basis	$649	$641	$651	$683	$660
Adjusted earnings available to common shareholders, on a constant currency basis	$73	$49	$62	$74	$116
Total sales on a constant currency basis	$216	$200	$213	$248	$193

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Adjusted revenues
Premiums	$924	$925	$972	$904	$889	$1,851	$1,793
Universal life and investment-type product policy fees	286	284	280	294	249	560	543
Net investment income	1,338	1,316	1,340	1,315	981	2,625	2,296
Other revenues	65	52	69	35	70	132	105
Total adjusted revenues	2,613	2,577	2,661	2,548	2,189	5,168	4,737

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,703	1,856	1,763	1,661	1,705	3,351	3,366
Interest credited to policyholder account balances	227	228	224	218	219	453	437
Capitalization of DAC	(8)	(9)	(5)	(5)	(5)	(14)	(10)
Amortization of DAC and VOBA	80	94	62	100	11	143	111
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	2	1	4	3
Other expenses	237	223	282	228	239	464	467
Total adjusted expenses	2,241	2,394	2,328	2,204	2,170	4,401	4,374
Adjusted earnings before provision for income tax	372	183	333	344	19	767	363
Provision for income tax expense (benefit)	73	34	64	67	(1)	151	66
Adjusted earnings	299	149	269	277	20	616	297
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$299	$149	$269	$277	$20	$616	$297

Adjusted premiums, fees and other revenues	$1,275	$1,261	$1,321	$1,233	$1,208	$2,543	$2,441

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$80,645	$80,830	$81,118	$81,161	$81,458
Premiums and deposits (2), (3)	1,167	1,177	1,322	1,236	1,227
Surrenders and withdrawals	(607)	(682)	(680)	(642)	(554)
Benefit payments	(736)	(717)	(813)	(800)	(892)
Net flows	(176)	(222)	(171)	(206)	(219)
Net transfers from (to) separate account	14	12	20	(1)	31
Interest	826	833	834	832	833
Policy charges	(189)	(190)	(188)	(188)	(186)
Other	(290)	(145)	(452)	(140)	(420)
Balance, end of period	$80,830	$81,118	$81,161	$81,458	$81,497

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$19,371	$19,309	$19,402	$18,755	$19,895
Premiums and deposits (2), (3)	106	100	97	116	107
Surrenders and withdrawals	(414)	(389)	(512)	(390)	(277)
Benefit payments	(160)	(149)	(161)	(168)	(158)
Net flows	(468)	(438)	(576)	(442)	(328)
Net transfers from (to) separate account	110	93	80	177	73
Interest	139	138	134	134	132
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	161	304	(281)	1,275	(230)
Balance, end of period	$19,309	$19,402	$18,755	$19,895	$19,538

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$5,220	$5,368	$5,324	$5,647	$4,586
Premiums and deposits (3)	63	62	62	63	60
Surrenders and withdrawals	(62)	(61)	(59)	(60)	(38)
Benefit payments	(9)	(9)	(7)	(10)	(10)
Net flows	(8)	(8)	(4)	(7)	12
Investment performance	241	(9)	409	(987)	1,082
Net transfers from (to) general account	(14)	(12)	(20)	1	(31)
Policy charges	(66)	(67)	(66)	(65)	(65)
Other	(5)	52	4	(3)	(1)
Balance, end of period	$5,368	$5,324	$5,647	$4,586	$5,583

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Balance, beginning of period	$40,136	$40,255	$39,122	$39,962	$32,942
Premiums and deposits (3)	91	77	79	85	77
Surrenders and withdrawals	(1,126)	(1,070)	(1,147)	(1,111)	(641)
Benefit payments	(106)	(104)	(105)	(100)	(98)
Net flows	(1,141)	(1,097)	(1,173)	(1,126)	(662)
Investment performance	1,574	269	2,294	(5,531)	4,831
Net transfers from (to) general account	(110)	(93)	(80)	(177)	(73)
Policy charges	(205)	(212)	(201)	(187)	(185)
Other	1	—	—	1	(1)
Balance, end of period	$40,255	$39,122	$39,962	$32,942	$36,852

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Direct and allocated expenses	$154	$141	$184	$151	$149
Pension, postretirement and postemployment benefit costs	8	7	9	3	3
Premium taxes, other taxes, and licenses & fees	18	17	14	17	17
Commissions and other variable expenses	57	58	75	57	70
Adjusted other expenses	$237	$223	$282	$228	$239

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Life (1)
Adjusted premiums, fees and other revenues	$851	$845	$906	$830	$817
Interest adjusted benefit ratio	53.9%	67.5%	55.5%	51.0%	59.1%

Lapse Ratio (2)
Traditional life	4.8%	4.8%	4.8%	4.7%	4.5%
Variable & universal life	4.2%	4.2%	4.1%	4.1%	3.9%
Fixed annuity	10.7%	10.7%	11.3%	9.6%	9.1%
Variable annuity	10.2%	10.2%	10.2%	10.6%	9.8%

(1) Represents traditional life and variable & universal life, components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Adjusted revenues
Premiums	$16	$35	$8	$12	$13	$40	$25
Universal life and investment-type product policy fees	—	1	—	—	1	1	1
Net investment income	44	114	92	16	(52)	69	(36)
Other revenues	82	36	79	84	72	176	156
Total adjusted revenues	142	186	179	112	34	286	146

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	18	32	3	26	3	38	29
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(3)	(3)	(3)	(2)	(6)	(5)
Amortization of DAC and VOBA	2	2	1	1	3	3	4
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	268	218	219	217	228	497	445
Other expenses	289	320	243	136	134	511	270
Total adjusted expenses	573	569	463	377	366	1,043	743
Adjusted earnings before provision for income tax	(431)	(383)	(284)	(265)	(332)	(757)	(597)
Provision for income tax expense (benefit)	(181)	(192)	(663)	(166)	(120)	(346)	(286)
Adjusted earnings	(250)	(191)	379	(99)	(212)	(411)	(311)
Preferred stock dividends	57	32	57	32	77	89	109
Adjusted earnings available to common shareholders	$(307)	$(223)	$322	$(131)	$(289)	$(500)	$(420)

Adjusted premiums, fees and other revenues	$98	$72	$87	$96	$86	$217	$182

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Business activities	$12	$25	$20	$18	$12	$25	$30
Net investment income	46	114	101	17	(50)	75	(33)
Interest expense on debt	(280)	(229)	(230)	(229)	(238)	(519)	(467)
Corporate initiatives and projects	(117)	(151)	(195)	(31)	(25)	(217)	(56)
Other	(92)	(142)	(67)	(40)	(31)	(121)	(71)
Provision for income tax (expense) benefit and other tax-related items	181	192	750	166	120	346	286
Preferred stock dividends	(57)	(32)	(57)	(32)	(77)	(89)	(109)
Adjusted earnings available to common shareholders	$(307)	$(223)	$322	$(131)	$(289)	$(500)	$(420)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year-to-Date Period Ended (1)
Unaudited (In millions, except yields)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Fixed Maturity Securities
Yield	4.30%	4.15%	4.19%	3.82%	3.99%	4.27%	3.91%
Investment income (2), (3)	$2,975	$2,901	$2,965	$2,739	$2,885	$5,877	$5,624
Investment gains (losses)	138	82	71	4	146	114	150
Ending carrying value (4)	319,696	327,203	329,067	327,913	341,365	319,696	341,365
Mortgage Loans
Yield	4.82%	4.74%	5.00%	4.37%	4.20%	4.77%	4.28%
Investment income (3)	943	929	998	884	862	1,855	1,746
Investment gains (losses)	14	(16)	6	(63)	(80)	(1)	(143)
Ending carrying value	77,997	78,959	80,529	81,344	82,890	77,997	82,890
Real Estate and Real Estate Joint Ventures
Yield	3.62%	3.53%	3.58%	2.95%	0.62%	2.84%	1.76%
Investment income	92	91	94	81	18	142	99
Investment gains (losses)	1	96	297	1	2	6	3
Ending carrying value	10,326	10,246	10,741	11,250	11,524	10,326	11,524
Policy Loans
Yield	5.34%	5.33%	5.21%	5.23%	5.15%	5.31%	5.19%
Investment income	129	129	126	126	124	257	250
Ending carrying value	9,705	9,671	9,680	9,638	9,639	9,705	9,639
Equity Securities
Yield	5.15%	4.62%	5.85%	5.43%	4.12%	5.29%	4.77%
Investment income	16	13	16	14	11	32	25
Investment gains (losses)	(2)	17	12	(284)	72	105	(212)
Ending carrying value	1,476	1,341	1,342	1,050	1,105	1,476	1,105
Other Limited Partnership Interests
Yield	14.28%	15.37%	9.87%	16.22%	(30.23)%	10.99%	(7.06)%
Investment income	247	279	187	323	(605)	374	(282)
Investment gains (losses)	1	3	3	4	1	—	5
Ending carrying value	7,054	7,441	7,716	8,230	7,794	7,054	7,794
Cash and Short-term Investments
Yield	2.39%	2.31%	2.09%	1.73%	1.35%	2.73%	1.53%
Investment income	65	62	50	44	38	144	82
Investment gains (losses)	(5)	(1)	9	4	(5)	(5)	(1)
Ending carrying value (5)	21,246	22,988	20,448	30,024	29,631	21,246	29,631
Other Invested Assets
Investment income	225	226	247	266	247	428	513
Investment gains (losses)	(38)	(30)	(10)	21	106	(105)	127
Ending carrying value	20,036	21,979	19,015	27,839	24,731	20,036	24,731
Total Investments
Investment income yield	4.66%	4.57%	4.57%	4.30%	3.40%	4.55%	3.84%
Investment fees and expenses yield	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.12)%	(0.14)%	(0.12)%
Net Investment Income Yield	4.52%	4.44%	4.44%	4.17%	3.28%	4.41%	3.72%
Investment income	$4,692	$4,630	$4,683	$4,477	$3,580	$9,109	$8,057
Investment fees and expenses	(138)	(134)	(137)	(134)	(122)	(274)	(256)
Net investment income including Divested businesses	4,554	4,496	4,546	4,343	3,458	8,835	7,801
Less: Net investment income from Divested businesses	—	23	24	22	14	—	36
Adjusted Net Investment Income (6)	$4,554	$4,473	$4,522	$4,321	$3,444	$8,835	$7,765
Ending Carrying Value	$467,536	$479,828	$478,538	$497,288	$508,679	$467,536	$508,679
Gross investment gains	$328	$332	$672	$436	$677	$703	$1,113
Gross investment losses	(189)	(159)	(144)	(495)	(339)	(460)	(834)
Net credit loss (provision) release and (impairments)	(30)	(22)	(140)	(254)	(96)	(129)	(350)
Investment Portfolio Gains (Losses) (7)	109	151	388	(313)	242	114	(71)
Investment portfolio gains (losses) income tax (expense) benefit	(26)	(64)	(96)	69	(166)	(43)	(97)
Investment Portfolio Gains (Losses), Net of Income Tax	$83	$87	$292	$(244)	$76	$71	$(168)

Derivative gains (losses) (7)	$614	$1,141	$(1,583)	$4,068	$(896)	$629	$3,172
Derivative gains (losses) income tax (expense) benefit	(150)	(259)	364	(885)	195	(168)	(690)
Derivative Gains (Losses), Net of Income Tax	$464	$882	$(1,219)	$3,183	$(701)	$461	$2,482

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$83,712	26.3%	$87,114	26.7%	$87,753	26.8%	$85,071	26.0%	$90,112	26.5%
Foreign government securities		67,554	21.2%	67,547	20.7%	67,229	20.5%	64,844	19.9%	65,706	19.3%
Foreign corporate securities		62,398	19.6%	63,100	19.3%	64,165	19.6%	59,195	18.1%	62,817	18.5%
U.S. government and agency securities		40,003	12.6%	40,802	12.5%	42,084	12.8%	47,959	14.7%	47,287	13.9%
Residential mortgage-backed securities		29,049	9.1%	29,591	9.1%	28,547	8.7%	30,469	9.3%	31,875	9.4%
Asset-backed securities		13,712	4.3%	14,345	4.4%	14,542	4.4%	14,838	4.5%	16,324	4.8%
Municipals		12,255	3.8%	12,942	4.0%	13,053	4.0%	13,871	4.3%	14,611	4.3%
Commercial mortgage-backed securities		10,006	3.1%	10,608	3.3%	10,447	3.2%	10,438	3.2%	11,273	3.3%
Fixed Maturity Securities Available-For-Sale		$318,689	100.0%	$326,049	100.0%	$327,820	100.0%	$326,685	100.0%	$340,005	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$223,594	70.2%	$229,104	70.3%	$230,708	70.4%	$235,650	72.1%	$243,645	71.7%
2	Baa	78,943	24.8%	81,478	25.0%	81,425	24.8%	76,239	23.3%	80,714	23.7%
3	Ba	11,490	3.6%	11,400	3.5%	11,652	3.6%	10,999	3.4%	11,250	3.3%
4	B	4,176	1.3%	3,423	1.0%	3,337	1.0%	3,200	1.0%	3,654	1.1%
5	Caa and lower	451	0.1%	609	0.2%	693	0.2%	564	0.2%	640	0.2%
6	In or near default	35	—%	35	—%	5	—%	33	—%	102	—%
Fixed Maturity Securities Available-For-Sale (8)		$318,689	100.0%	$326,049	100.0%	$327,820	100.0%	$326,685	100.0%	$340,005	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$1,542	80.6%	$1,499	73.3%	$1,370	83.2%	$5,301	68.3%	$2,539	80.1%
20% or more for less than six months		215	11.2%	370	18.1%	116	7.0%	2,371	30.6%	574	18.1%
20% or more for six months or greater		156	8.2%	176	8.6%	161	9.8%	85	1.1%	57	1.8%
Gross Unrealized Losses		$1,913	100.0%	$2,045	100.0%	$1,647	100.0%	$7,757	100.0%	$3,170	100.0%

Gross Unrealized Gains		$29,373		$34,964		$31,812		$32,005		$40,479

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020

Commercial mortgage loans	$49,570		$49,898		$49,624		$50,077		$51,043
Agricultural mortgage loans	15,334		15,752		16,695		16,788		17,167
Residential mortgage loans	13,450		13,659		14,504		14,943		15,235
Mortgage loans held-for-sale	—		—		59		—		—
Mortgage Loans	78,354		79,309		80,882		81,808		83,445
Valuation allowances	(357)		(350)		(353)		(464)		(555)
Mortgage Loans, net	$77,997		$78,959		$80,529		$81,344		$82,890

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020		June 30, 2020
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,511	21.2%	$10,079	20.2%	$10,169	20.5%	$10,183	20.3%	$10,275	20.1%
Non-U.S.	9,463	19.1%	9,480	19.0%	10,093	20.3%	9,424	18.8%	9,542	18.7%
Middle Atlantic	7,952	16.0%	8,210	16.4%	8,302	16.7%	7,967	15.9%	8,257	16.2%
South Atlantic	6,459	13.0%	6,896	13.8%	6,487	13.1%	6,461	12.9%	6,513	12.8%
West South Central	4,386	8.9%	4,454	8.9%	4,255	8.6%	3,970	7.9%	3,945	7.7%
East North Central	3,245	6.6%	3,225	6.5%	3,066	6.2%	2,183	4.4%	2,443	4.8%
Mountain	1,729	3.5%	1,774	3.6%	1,602	3.2%	1,755	3.5%	1,755	3.4%
New England	1,628	3.3%	1,705	3.4%	1,433	2.9%	1,670	3.3%	1,719	3.4%
West North Central	593	1.2%	592	1.2%	607	1.2%	635	1.3%	633	1.2%
East South Central	563	1.1%	530	1.1%	502	1.0%	483	1.0%	482	1.0%
Multi-Region and Other	3,041	6.1%	2,953	5.9%	3,108	6.3%	5,346	10.7%	5,479	10.7%
Total	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%

Office	$23,755	47.9%	$23,455	47.0%	$22,925	46.2%	$22,857	45.6%	$23,359	45.8%
Retail	9,577	19.3%	9,707	19.5%	9,052	18.2%	8,842	17.7%	8,906	17.4%
Apartment	6,960	14.1%	6,906	13.8%	8,212	16.6%	8,869	17.7%	8,639	16.9%
Industrial	3,748	7.6%	4,226	8.5%	3,985	8.0%	4,101	8.2%	4,431	8.7%
Hotel	3,688	7.4%	3,617	7.2%	3,471	7.0%	3,328	6.6%	3,333	6.5%
Other	1,842	3.7%	1,987	4.0%	1,979	4.0%	2,080	4.2%	2,375	4.7%
Total	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%

INVESTMENTS FOOTNOTES

(1) We calculate yields using average quarterly asset carrying values. Yields exclude the impact of recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page 5. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes investment income related to fair value option securities of $38 million, $59 million, $32 million, ($78) million and $114 million for the three months ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively, and $93 million and $36 million for the year-to-date period ended June 30, 2019 and June 30, 2020, respectively.

(3) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4) The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Fixed maturity securities available-for-sale	$318,689	$326,049	$327,820	$326,685	$340,005
Contractholder-directed equity securities and fair value option securities	13,000	12,671	13,102	11,145	11,911
Total fixed maturity securities	331,689	338,720	340,922	337,830	351,916
Less: Contractholder-directed equity securities	11,990	11,514	11,852	9,914	10,548
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	3	3	3	3
Fixed maturity securities	$319,696	$327,203	$329,067	$327,913	$341,365

(5) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at June 30, 2020 and less than $1 million for each of the other periods presented.

(6) Adjusted net investment income reflects the adjustments as presented on Page 5.
(7) Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Net investment gains (losses)	$61	$161	$207	$(288)	$231	$76	$(57)
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	3	(1)	(1)	1	(13)	(12)	(12)
Less: Non-investment portfolio gains (losses)	(51)	11	(180)	24	2	(26)	26
Investment portfolio gains (losses)	$109	$151	$388	$(313)	$242	$114	$(71)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Net derivative gains (losses)	$724	$1,254	$(1,465)	$4,201	$(710)	$839	$3,491
Less: Investment hedge adjustments	118	121	125	138	188	223	326
Less: Settlement of foreign currency earnings hedges	(2)	(3)	(2)	—	—	(4)	—
Less: PAB hedge adjustments	(6)	(5)	(5)	(5)	(2)	(9)	(7)
Derivative gains (losses)	$614	$1,141	$(1,583)	$4,068	$(896)	$629	$3,172

(8) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,684	$2,152	$536	$4,366	$68	$3,033	$4,434
Add: Preferred stock dividends	57	32	57	32	77	89	109
Add: Net Income (loss) attributable to noncontrolling interests	5	6	(5)	3	5	9	8
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	1,746	2,190	588	4,401	150	$3,131	$4,551
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	61	161	207	(288)	231	76	(57)
Net derivative gains (losses)	724	1,254	(1,465)	4,201	(710)	839	3,491
Premiums - Divested businesses	—	35	36	32	20	—	52
Universal life and investment-type product policy fees
Unearned revenue adjustments	20	59	18	18	5	20	23
GMIB fees	28	27	26	26	25	55	51
Divested businesses	—	2	1	2	1	—	3
Net investment income
Investment hedge adjustments	(118)	(121)	(125)	(138)	(188)	(223)	(326)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	261	250	228	(1,140)	818	997	(322)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(2)	(5)	(4)	(1)	(8)	(5)
Divested businesses	—	23	24	22	14	—	36
Other revenues
Settlement of foreign currency earnings hedges	2	3	2	—	—	4	—
TSA fees	69	69	40	42	39	137	81
Divested businesses	—	—	2	—	—	—	—
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	—	(9)	(10)	(9)	(9)	—	(18)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(84)	(87)	6	(48)	(106)	(163)	(154)
GMIB costs	(39)	47	(106)	141	(90)	(95)	51
Market value adjustments	11	(3)	(8)	(11)	(21)	15	(32)
Divested businesses	—	(34)	(33)	(24)	(18)	—	(42)
Interest credited to policyholder account balances
PAB hedge adjustments	6	5	5	5	2	9	7
Unit-linked contract costs	(257)	(223)	(240)	1,138	(796)	(973)	342
Divested businesses	—	(8)	(10)	(5)	(7)	—	(12)
Capitalization of DAC - Divested businesses	—	11	9	3	2	—	5
Amortization of DAC and VOBA
Related to NIGL and NDGL	5	(39)	(106)	(30)	6	29	(24)
Related to GMIB fees and GMIB costs	3	—	1	(13)	5	10	(8)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	(2)	(2)	(6)	(3)	—	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Noncontrolling interest	6	8	(5)	3	7	12	10
Regulatory implementation costs	(7)	(5)	(3)	(2)	—	(10)	(2)
Acquisition, integration and other costs	(6)	(8)	(7)	(6)	—	(29)	(6)
TSA fees	(69)	(69)	(40)	(42)	(39)	(137)	(81)
Divested businesses	(6)	(36)	(116)	(19)	(23)	(6)	(42)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(236)	(340)	373	(928)	151	(260)	(777)
Adjusted earnings	1,376	1,222	1,891	1,481	835	2,832	2,316
Less: Preferred stock dividends	57	32	57	32	77	89	109
Adjusted earnings available to common shareholders	$1,319	$1,190	$1,834	$1,449	$758	$2,743	$2,207

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Actuarial assumption review and other insurance adjustments	$—	$(160)	$—	$—	$—	$—	$—
Expense initiative costs	(70)	(88)	(119)	—	—	(125)	—
Interest on tax adjustments	—	—	64	—	—	—	—
Tax adjustments	—	—	475	—	—	—	—
Total notable items	$(70)	$(248)	$420	$—	$—	$(125)	$—

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Actuarial assumption review and other insurance adjustments	$—	$(19)	$—	$—	$—	$—	$—
Total notable items	$—	$(19)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Actuarial assumption review and other insurance adjustments	$—	$10	$—	$—	$—	$—	$—
Total notable items	$—	$10	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Actuarial assumption review and other insurance adjustments	$—	$(13)	$—	$—	$—	$—	$—
Total notable items	$—	$(13)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Actuarial assumption review and other insurance adjustments	$—	$(138)	$—	$—	$—	$—	$—
Total notable items	$—	$(138)	$—	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Expense initiative costs	(70)	(88)	(119)	—	—	(125)	—
Interest on tax adjustments	—	—	64	—	—	—	—
Tax adjustments	—	—	475	—	—	—	—
Total notable items	$(70)	$(88)	$420	$—	$—	$(125)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Total MetLife, Inc.'s stockholders' equity	$63,811	$68,368	$66,144	$70,221	$75,693
Less: Preferred stock	3,340	3,340	3,340	4,312	4,312
MetLife, Inc.'s common stockholders' equity	60,471	65,028	62,804	65,909	71,381
Less: Net unrealized investment gains (losses), net of income tax	18,381	22,330	19,981	20,369	25,913
Defined benefit plans adjustment, net of income tax	(1,984)	(1,961)	(2,002)	(1,985)	(1,968)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,074	$44,659	$44,825	$47,525	$47,436
Less: Goodwill, net of income tax	9,071	8,955	8,986	8,828	8,910
VODA and VOCRA, net of income tax	288	279	268	276	264
Total MetLife, Inc.'s tangible common stockholders' equity	$34,715	$35,425	$35,571	$38,421	$38,262

Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,074	$44,659	$44,825	$47,525	$47,436
Less: Accumulated year-to-date total notable items (2)	(125)	(373)	47	—	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$44,199	$45,032	$44,778	$47,525	$47,436

Unaudited (In millions, except per share data)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Book value per common share	$64.61	$70.71	$68.62	$72.62	$78.65
Less: Net unrealized investment gains (losses), net of income tax	19.64	24.28	21.84	22.45	28.55
Defined benefit plans adjustment, net of income tax	(2.12)	(2.13)	(2.19)	(2.19)	(2.17)
Book value per common share, excluding AOCI other than FCTA	$47.09	$48.56	$48.97	$52.36	$52.27
Less: Goodwill, net of income tax	9.69	9.74	9.82	9.73	9.82
VODA and VOCRA, net of income tax	0.31	0.30	0.29	0.30	0.29
Book value per common share - tangible common stockholders' equity	$37.09	$38.52	$38.86	$42.33	$42.16

Common shares outstanding, end of period	935.9	919.6	915.3	907.6	907.6

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020

Return on MetLife, Inc.'s:
Common stockholders' equity	11.6%	13.7%	3.4%	27.1%	0.4%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	9.1%	7.6%	11.5%	9.0%	4.4%
Common stockholders' equity, excluding AOCI other than FCTA	12.1%	10.7%	16.4%	12.6%	6.4%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	12.7%	12.9%	12.6%	12.6%	6.4%
Tangible common stockholders' equity (3)	15.5%	13.7%	20.7%	15.8%	8.0%

Average common stockholders' equity	$57,820	$62,750	$63,916	$64,357	$68,645
Average common stockholders' equity, excluding AOCI other than FCTA	$43,693	$44,367	$44,742	$46,175	$47,481
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$43,783	$44,616	$44,905	$46,175	$47,481
Average tangible common stockholders' equity	$34,323	$35,070	$35,498	$36,996	$38,342

(1) Annualized using quarter-to-date results.

(2) Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3) Adjusted earnings available to common shareholders used to calculate the return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020 of $9 million, $9 million, $6 million, $8 million and $10 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
U.S. (1)	$6,731	$7,391	$8,586	$6,189	$5,692
ASIA	2,073	2,082	2,081	2,092	2,018
LATIN AMERICA	882	815	764	831	737
EMEA	649	641	651	683	660
METLIFE HOLDINGS (1)	1,275	1,261	1,321	1,233	1,208
CORPORATE & OTHER (1)	98	72	87	96	86
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,708	$12,262	$13,490	$11,124	$10,401
Adjusted premiums, fees and other revenues	$11,900	$12,445	$13,632	$11,216	$10,401

ASIA (including operating joint ventures) (2), (3)	$2,342	$2,326	$2,354	$2,363	$2,278

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
U.S. (1)	$1,009	$1,004	$1,069	$1,066	$1,012
ASIA	962	948	953	880	797
LATIN AMERICA	294	303	322	313	307
EMEA	339	333	360	326	328
METLIFE HOLDINGS (1)	237	223	282	228	239
CORPORATE & OTHER (1)	289	320	243	136	134
Adjusted other expenses on a constant currency basis	$3,130	$3,131	$3,229	$2,949	$2,817
Adjusted other expenses	$3,192	$3,199	$3,286	$2,981	$2,817

ASIA (including operating joint ventures) (2), (3)	$1,067	$1,050	$1,062	$972	$899

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
U.S. (1)	$732	$707	$675	$780	$523
ASIA	353	345	337	350	256
LATIN AMERICA	128	127	138	77	132
EMEA	73	49	62	74	116
METLIFE HOLDINGS (1)	299	149	269	277	20
CORPORATE & OTHER (1)	(307)	(223)	322	(131)	(289)
Adjusted earnings available to common shareholders on a constant currency basis	$1,278	$1,154	$1,803	$1,427	$758
Adjusted earnings available to common shareholders	$1,319	$1,190	$1,834	$1,449	$758

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to other adjusted expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•
Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FVA	Fair value adjustments
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements